UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒             Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

SECOND SIGHT MEDICAL PRODUCTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Second Sight Medical Products, Inc.

13170 Telfair Avenue

Sylmar, California 91342

April 30, 2021

Dear Shareholder:

It is my pleasure to invite you to attend Second Sight Medical Product, Inc.’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on May 28, 2021 at 10:00 a.m. Los Angeles Time. The Annual Meeting will be held entirely online live via audio webcast due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our directors, employees, shareholders, and other stakeholders. You will be able to attend and participate in the Annual Meeting online by first registering at www.proxydocs.com/EYES, where you will be able to listen to the Annual Meeting live, submit questions and vote.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

Your vote is important. Whether or not you expect to attend the Annual Meeting online, please date, sign and return your proxy card in the enclosed envelope or vote by using the Internet or by telephone according to the instructions in the proxy statement to assure that your shares will be represented and voted at the Annual Meeting. If you attend the Annual Meeting and follow the instructions in the proxy statement, you may vote your shares electronically during the Annual Meeting even though you have previously voted by proxy. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your broker, bank, trustee or other nominee to vote your shares. Details about how to attend the Annual Meeting online and how to submit questions and cast your votes are posted at www.proxydocs.com/EYES and can be found in the proxy statement in the section entitled “Questions and Answers about this Proxy Material and Voting — How can I attend and vote at the Annual Meeting?”.

On behalf of your Board of Directors, thank you for your continued support and interest.

Sincerely,

/s/ Scott Dunbar
Scott Dunbar
Acting Chief Executive Officer

SECOND SIGHT MEDICAL PRODUCTS, INC.

13170 Telfair Avenue
Sylmar, California 91342

(818) 833-5000

NOTICE OF 2021 ANNUAL MEETING OF ShareHOLDERS

To Be Held on May 28, 2021

To the Shareholders of Second Sight Medical Products, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Second Sight Medical Products, Inc., a California corporation (the “Company”), on May 28, 2021, at 10:00 a.m. Los Angeles Time. The Annual Meeting will be held entirely online live via audio webcast due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our directors, employees, stockholders and other stakeholders. You will be able to attend and participate in the Annual Meeting online by visiting www.proxydocs.com/EYES, where you will be able to listen to the Annual Meeting live, submit questions, and vote. There will not be a physical location for the Annual Meeting. The Annual Meeting will be held for the following purposes:

1.	To elect the six directors from the nominees named in the accompanying proxy statement to hold office for the ensuing year and until their successors are duly elected and qualified;

2.

To ratify the selection by the Audit Committee of the Board of Directors the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers;
4.	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers; and
5.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

This year, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to our stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2020. The Notice of Internet Availability of Proxy Materials also includes instructions on how you can vote using the Internet, by telephone or at the virtual Annual Meeting via live webcast, and how you can request and receive, free of charge, a printed copy of our proxy materials. All stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail. The Proxy Statement accompanying this Notice describes each of these items of business in detail. Our Board of Directors has fixed the close of business on April 21, 2021 as the record date (the “Record Date”) for the Annual Meeting. Only shareholders of record as of that date are entitled to notice of and to vote at the Annual Meeting. Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. It is important that your shares are represented and voted at the Annual Meeting. We urge you to authorize your proxy in advance by following the instructions printed on it.

By Order of the Board of Directors

/s/ Scott Dunbar
Scott Dunbar
Acting Chief Executive Officer

Dated: April 30, 2021

THE PROXY PROCEDURE

Our board of directors solicits your proxy for the 2021 Annual Meeting of Stockholders (the “Annual Meeting”), and for any postponement or adjournment of the Annual Meeting, for the purposes described in the “Notice of Annual Meeting of Stockholders.” The table below shows some important details about the Annual Meeting and voting. Additional information is available in the “Frequently Asked Questions” section of the proxy statement immediately below the table. We use the terms “Second Sight,” “the company,” “we,” “our” and “us” in this proxy statement to refer to Second Sight Medical Products, Inc., a California corporation.

This Proxy Statement and the accompanying proxy card are first being delivered, on or about April 30, 2021, to owners of shares of common stock of Second Sight Medical Products, Inc. (referred to in this Proxy Statement as “we,” “us,” “Second Sight” or the “Company”) in connection with the solicitation of proxies by our board of directors (“Board”) for our Annual Meeting of shareholders to be held on May 28, 2021 at 10:00 a.m. Los Angeles Time online at www.proxydocs.com/EYES (which we refer to as the “Annual Meeting”). The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio webcast. This proxy procedure permits all shareholders  to vote their shares at the Annual Meeting. Our Board encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2021 Annual Meeting

This proxy statement and the 2020 Annual Report are available for viewing, printing and downloading at www.proxydoc.com/EYES and on the “Investors” section of our website at www.secondsight.com. Certain documents referenced in the proxy statement are available on our website. However, we are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

Meeting Details	May 28, 2021, 10:00 a.m. Pacific Time

Virtual Meeting

To participate in the Annual Meeting virtually via the Internet, please visit: www.proxydoc.com/EYES. To access the Annual Meeting you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, included on your proxy card, or provided through your broker. Stockholders will be able to vote and submit questions during the Annual Meeting.

Record Date	April 21, 2021

Shares Outstanding	There were 27,909,149 shares of common stock outstanding and entitled to vote as of the Record Date.

Eligibility to Vote

Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share held as of the Record Date.

Quorum

A majority of the shares of common stock outstanding and entitled to vote, by proxy or via live webcast, as of the Record Date constitutes a quorum. A quorum is required to transact business at the Annual Meeting.

Voting Methods

Stockholders whose shares are registered in their names with Computershare, our transfer agent (referred to as “Stockholders of Record”) may vote by proxy via the Internet, phone, or mail by following the instructions on the accompanying proxy card. Stockholders of Record may also vote at the virtual Annual Meeting. Stockholders whose shares are held in “street name” by a broker, bank or other nominee (referred to as “Beneficial Owners”) must follow the voting instructions provided by their brokers or other nominees. See “What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?” and “How do I vote and what are the voting deadlines?” below for additional information.

Inspector of Elections	We will appoint an independent Inspector of Elections to determine whether a quorum is present, and to tabulate the votes cast by proxy or at the Annual Meeting via live webcast.
Voting Results

We will announce preliminary results at the Annual Meeting. We will report final results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) and post results at www.secondsight.com as soon as practicable after the Annual Meeting.

Proxy Solicitation Costs

We will bear the costs of soliciting proxies from our stockholders. These costs include preparing, assembling, printing, mailing and distributing notices, proxy statements, proxy cards and Annual Reports. Our directors, officers and other employees may solicit proxies personally or by telephone, e-mail or other means of communication, and we will reimburse them for any related expenses. We will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to the Beneficial Owners of the shares that the nominees hold in their names.

ABOUT THE ANNUAL MEETING: QUESTIONS AND ANSWERS

What matters am I voting on?

You will be voting on:

•	The election of six directors to hold office until the 2022 annual meeting of stockholders (the "2022 Annual Meeting") or until their successors are duly elected and qualified;
•	A proposal to ratify the appointment of Gumbiner Savett, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
•	An advisory non-binding vote on executive compensation;
•	To indicate on an advisory the frequency of stockholder advisory votes on the compensation of the of the Company’s named executive officers; and
•	Any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

•	FOR the election of the six directors nominated by our board of directors and named in this proxy statement as directors to serve for one-year terms;
•	FOR the ratification, on advisory basis, of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
•	FOR, on a non-binding, advisory basis, endorsement of the compensation of our named executive officers; and
•	FOR on an advisory basis, to indicate the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

Instead of mailing printed copies to each of our stockholders, we have elected to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of our proxy materials by sending the Notice of Internet Availability of Proxy Materials, or the Notice, which provides instructions for how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about April 30, 2021, we mailed the Notice to each of our stockholders. The Notice contains instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, each of which is available at www.proxydocs.com/EYES. The Notice also provides instructions on how to vote your shares through the Internet, by telephone, by mail or virtually at the Annual Meeting.

What is the purpose of complying with the SEC’s “notice and access” rules?

We believe compliance with the SEC’s “notice and access” rules allows us to provide our stockholders with the materials they need to make informed decisions, while lowering the costs of printing and delivering those materials and reducing the environmental impact of our Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our board of directors does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for action at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. You may also cumulate your votes with respect to the election of directors. See “Is cumulative voting permitted with respect to the election of directors” below.

A complete list of the stockholders entitled to vote at the Annual Meeting will be available at our headquarters, located at 13170 Telfair Avenue, Sylmar, California 91342, during regular business hours for the ten days prior to the Annual Meeting. This list will also be available during the Annual Meeting at this location. Stockholders may examine the list for any legally valid purpose related to the Annual Meeting.

Is cumulative voting permitted with respect to the election of directors?

Yes,

You may choose to cumulate your vote in the election of directors. Cumulative voting applies only to the election of directors and allows you to allocate among the director nominees, as you see fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares you hold. For example, if you own 100 shares of stock and there are five directors to be elected at the Annual Meeting, you may allocate 500 “FOR” votes (5 times 100) among as few or as many of the five nominees to be voted on at the Annual Meeting as you choose. You may not cumulate your votes against a nominee.

If you are a shareholder of record and choose to cumulate your votes, you will need to submit a proxy card and make an explicit statement of your intent to cumulate your votes by so indicating in writing on the proxy card. If you hold shares beneficially through a broker, trustee or other nominee and wish to cumulate votes, you should contact your broker, trustee or nominee.

If you vote by proxy card or voting instruction card and sign your card with no further instructions, Scott Dunbar or Edward Sedo, as proxy holders, may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you vote against or abstain from voting.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?

Stockholders of Record. If, at the close of business on the Record Date, your shares are registered directly in your name with Computershare, our transfer agent, you are considered the Stockholder of Record with respect to those shares. As the Stockholder of Record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the Annual Meeting via live webcast.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, you are considered the Beneficial Owner of shares held in “street name.” As the Beneficial Owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. In general, if you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee may, in its discretion, vote your shares with respect to routine matters (e.g., the ratification of the appointment of our independent auditor), but may not vote your shares with respect to any non-routine matters (e.g., the election of directors). Please see “What if I do not specify how my shares are to be voted?” for additional information.

How can I participate in the Annual Meeting?

Due to the continuing public health impact of the coronavirus outbreak (COVID19) and to support the health and well-being of our employees and stockholders, we have determined to hold this year’s Annual Meeting entirely online. Our stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/RESN2021. You will need the 16-digit control number included on your proxy card to attend and vote at the Annual Meeting. If you are the Beneficial Owner of your shares, your 16-digit control number may be included in the voting instructions form that accompanied your proxy materials. If your nominee did not provide you with a 16-digit control number in the voting instructions form that accompanied your proxy materials, you may be able to log onto the website of your nominee prior to the start of the Annual Meeting, which will automatically populate your 16-digit control number in the virtual Annual Meeting interface. Stockholders who have obtained a 16-digit control number as described above may vote or submit questions while participating in the live webcast of the Annual Meeting. However, even if you plan to attend the Annual Meeting virtually, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting via live webcast.

How do I vote and what are the voting deadlines?

Stockholders of Record. Stockholders of Record can vote by proxy or by attending the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/RESN2021, where votes can be submitted via live webcast. If you vote by proxy, you can vote by Internet, telephone or by mail as described below.

•

You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the Notice or in the proxy card that accompanies this proxy statement. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 7, 2021. Alternatively, you may request a printed proxy card by following the instructions provided in the Notice.

•

You may vote by mail. If you would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it in the enclosed postage-paid envelope so that it is received no later than May 26, 2021. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named on the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named on the proxy card will vote the shares you own in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR each of Proposals No. One, Two and Three.

•

You may vote at the Annual Meeting. If you choose to vote at the Annual Meeting virtually, you will need the 16-digit control number included on your Notice or on your proxy card. If you are the beneficial owner of your shares, your 16-digit control number may be included in the voting instructions form that accompanied your proxy materials. If your nominee did not provide you with a 16-digit control number in the voting instructions form that accompanied your proxy materials, you may be able to log onto the website of your nominee prior to the start of the Annual Meeting, on which you will need to select the stockholder communications mailbox link through to the Annual Meeting, which will automatically populate your 16-digit control number in the virtual Annual Meeting interface. The method you use to vote will not limit your right to vote at the virtual Annual Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

Beneficial Owners. If you are the Beneficial Owner of shares held of record by a broker or other nominee, you will receive voting instructions from your broker or other nominee. You must follow the voting instructions provided by your broker or other nominee in order to instruct your broker or other nominee how to vote your shares. The availability of telephone and Internet voting options will depend on the voting process of your broker or other nominee. As discussed above, if you received your 16-digit control number in the voting instructions form that accompanied your Notice or your proxy materials, or if you are able to link through to the Annual Meeting from the website of your nominee and populate your 16-digit control number in the virtual Annual Meeting interface, you will be able to vote virtually at the Annual Meeting.

May I change my vote or revoke my proxy?

Stockholders of Record. If you are a Stockholder of Record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;
•	signing and returning a new proxy card with a later date;

•	delivering a written revocation to our Secretary at the address listed on the front page of this proxy statement; or
•	attending the Annual Meeting and voting via live webcast.

Beneficial Owners. If you are the beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named on the proxy card have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors (as shown on the first page of the proxy statement). If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a Stockholder of Record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	FOR the election of the six directors nominated by our board of directors and named in this proxy statement as directors to serve for one-year terms (Proposal No. One);
•	FOR the ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. Two);
•	FOR on an advisory basis endorsement of the compensation of our executive officers (Proposal No. Three);
•	FOR on an advisory basis to indicate the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers; and
•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a Beneficial Owner and you do not provide your broker or other nominee that holds your shares with voting instructions, your broker or other nominee will determine if it has discretion to vote on each matter. In general, brokers and other nominees do not have discretion to vote on non-routine matters. Each of Proposal No. One (election of directors) and Proposal No. Two (endorsement of executive compensation) is a non-routine matter, while Proposal No. Three (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee cannot vote your shares with respect to Proposal Nos. One and Two, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. Three. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, by proxy or at the Annual Meeting via live webcast, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were at total of 27,909,149 shares of common stock outstanding, which means that at least 13,954,575 shares of common stock must be represented by proxy or virtually via live webcast at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (Proposal Nos. Two and Three). However, because the outcome of Proposal No. One (election of directors) will be determined by a plurality of the voting power of the shares present and entitled to vote at the Annual Meeting, abstentions will have no impact on the outcome of the proposal as long as a quorum exists.

A broker non-vote occurs when a broker or other nominee holding shares for a Beneficial Owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the Beneficial Owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not affect the outcome of the vote on Proposal Nos. Two or Three.

How many votes are needed for approval of each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Proposal No. One --Election of directors	Plurality of voting power of shares present and entitled to vote	No
Proposal No. Two -- Ratification of the appointment of the independent registered public accounting firm Proposal No. Three--Endorsement of the compensation of executive officers	Plurality of voting power of shares present and entitled to vote Plurality of voting power of shares present and entitled to vote	Yes No
Proposal No. Four -- To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the named executive officers	Plurality of voting power of shares present and entitled to vote	Yes

With respect to Proposal No. One, you may vote (i) FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. The six nominees receiving the most FOR votes will be elected. Cumulative voting is permitted with respect to the election of directors. See “Is cumulative voting permitted with respect to the election of directors?” above. If you WITHHOLD your vote as to all nominees, your vote will be treated as if you had ABSTAINED from voting on Proposal No. One, and your abstention will have no effect on the outcome of the vote.

With respect to Proposal Nos. Two, Three and Four, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on any of these proposals, the abstention will have the same effect as a vote AGAINST the proposal.

How are proxies solicited for the Annual Meeting and who is paying for the solicitation?

The board of directors is soliciting proxies for use at the Annual Meeting by means of this proxy statement. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers and other nominees to forward to the Beneficial Owners of the shares held of record by the brokers or other nominees. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to Beneficial Owners.

This solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Second Sight or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Will members of the board of directors attend the Annual Meeting?

We encourage our board members to attend the Annual Meeting. Because this year's Annual Meeting will be completely virtual, those board members who do attend will not be available to answer questions from stockholders.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders of Record who participate in householding will be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that Second Sight only send a single copy of the next year’s Notice and, if applicable, the proxy materials, you may contact us as follows:

Second Sight Medical Products, Inc.
13170 Telfair Avenue
Sylmar, California 91342
(818) 833-5000

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Further Questions

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact Scott Dunbar, our Acting Chief Executive Officer at sdunbar@secondsight.com.

GOVERNANCE OF THE COMPANY

Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the California Corporations Code and our Bylaws. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management, and by participating in regular and special meetings of the Board and its Committees. Shareholders may communicate with the members of the Board, either individually or collectively, or with any independent directors as a group by writing to the Board at 13170 Telfair Avenue, Sylmar, California 91342. These communications will be reviewed by the office of the Corporate Secretary who, depending on the subject matter, will (a) forward the communication to the director or directors to whom it is addressed or who is responsible for the topic matter, (b) attempt to address the inquiry directly (for example, where it is a request for publicly available information or a stock related matter that does not require the attention of a director), or (c) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each meeting of the Nominating and Governance Committee, the Corporate Secretary presents a summary of communications received and will make those communications available to any director upon request.

Independence of Directors

The Nasdaq Marketplace Rules require a majority of a listed company’s Board of Directors to be comprised of independent directors. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act.

Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other Board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has reviewed the composition of our Board of Directors and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that each of the directors currently serving on the Board with the exception of Will McGuire, who was employed as our Chief Executive Officer and President until March 27, 2020 and Alexandra Larson, who is Vice President and General Counsel of Williams International, are independent directors under NASDAQ’s rules.

Our Board of Directors also determined that the directors who serve on our audit committee, our compensation committee, and our nominating and corporate governance committee satisfy the independence standards for such committees established by the SEC and the Nasdaq Marketplace Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Meetings and Committees of our Board

The Board has three standing committees each of which has the composition described below and responsibilities that satisfy the independence standards of the Securities Exchange Act of 1934 and NASDAQ’s rules: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. During the year ended December 31, 2020, the Board held 22 meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting, and the Nominating and Governance Committee held no meetings. Each of our directors attended 75% of the combined Board meetings and meetings of the Board committee(s) of which he is a member. We do not have a policy with regard to Board attendance at the Annual Meeting.

Audit Committee

The Audit Committee currently consists of Dean Baker, Gregg Williams, Aaron Mendelsohn, and Matthew Pfeffer, each of whom is “independent” as defined under section 5605(a)(2) of the NASDAQ Listing Rules. Mr. Baker is the chair of the Audit Committee. The Board has determined that Mr. Williams qualifies as an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission (SEC). Mr. Pfeffer was determined to be independent under general rules for director independence, however as a result of his having signed Forms 10-Q and 10-K filings during his temporary appointment as acting chief executive officer  of the company, he may not meet the more stringent independence requirements specific to Audit Committee service.  The Board has made the determination, given his extensive experience in financial reporting, corporate management and leadership in other operational matters, that under the current exceptional and limited circumstances, membership on the Audit Committee by Mr. Pfeffer is in the best interests of the Company and its stockholders.  The Audit Committee met four times during 2020 with all members in attendance at the meetings. The role of the Audit Committee is to:

•	oversee management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;

•	oversee management’s maintenance of internal controls and procedures for financial reporting;

•	oversee our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

•	oversee the independent auditor’s qualifications and independence;

•	oversee the performance of the independent auditors, including the annual independent audit of our financial statements;

•	prepare the report required by the rules of the SEC to be included in our Proxy Statement; and

•	discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law, rule or regulation.

A copy of the charter of the Audit Committee is available on our website at www.secondsight.com (under “Investors – Corporate Governance”).

Compensation Committee

The Compensation Committee currently consists of Gregg Williams, Dean Baker Aaron Mendelsohn and Matthew Pfeffer, each of whom we deem to be “independent” as defined in section 5605(a)(2) of the NASDAQ Listing Rules.

Mr. Pfeffer serves as chairman of the committee.  The Compensation Committee met one time during 2020 with all members in attendance at the meetings. The role of the Compensation Committee is to:

•	develop and recommend to the Board the annual compensation (base salary, bonus, equity compensation and other benefits) for our President/Chief Executive Officer;

•	review, approve and recommend to the Board the annual compensation (base salary, bonus, equity compensation and other benefits) for all of our executives;

•	review, approve and recommend to the Board the aggregate number of equity awards to be granted to employees below the executive level;

•	ensure that a significant portion of executive compensation is reasonably related to the long-term interest of our shareholders; and

•	prepare certain portions of our annual Proxy Statement, including an annual report on executive compensation.

A copy of the charter of the Compensation Committee is available on our website at www.secondsight.com (under “Investors – Corporate Governance”).

The Compensation Committee may form and delegate a subcommittee consisting of one or more members to perform the functions of the Compensation Committee. The Compensation Committee may engage outside advisers, including outside auditors, attorneys and consultants, as it deems necessary to discharge its responsibilities. The Compensation Committee has sole authority to retain and terminate any compensation expert or consultant to be used to provide advice on compensation levels or assist in the evaluation of director, President/Chief Executive Officer or senior executive compensation, including sole authority to approve the fees of any expert or consultant and other retention terms. In addition, the Compensation Committee considers, but is not bound by, the recommendations of our Chief Executive Officer with respect to the compensation packages of our other executive officers.

Nominating and Governance Committee

The Nominating and Governance Committee consists of Gregg Williams and Aaron Mendelsohn, each of whom we deemed to be “independent” as defined in section 5605(a)(2) of the NASDAQ Listing Rules. The Nominating and Governance Committee did not hold meetings during 2020. The role of the Nominating and Governance Committee is to:

•	evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;

•	determine the desired skills and attributes of members of the Board, taking into account the needs of the business and listing standards;
•	establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to us, our management, and operations;

•	review planning for succession to the position of Chairman of the Board and Chief Executive Officer and other senior management positions;

•	annually recommend to the Board persons to be nominated for election as directors;

•	recommend to the Board the members of all standing Committees;

•	adopt or develop for Board consideration corporate governance principles and policies; and

•	periodically review and report to the Board on the effectiveness of corporate governance procedures and the Board as a governing body.

A copy of the charter of the Nominating and Governance Committee is available on our website www.secondsight.com (under “Investors – Corporate Governance”).

Policy with Regard to Security Holder Recommendations

The Nominating and Governance Committee does not presently have a policy with regard to consideration of any director candidates recommended by security holders. No security holder (other than members of the Nominating and Governance Committee) has recommended a candidate to date.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions who each will represent the best interests of the Company and its shareholders. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in medical devices, biotechnology, intellectual property, early stage technology companies, research and development, strategic planning, business development, compensation, finance, accounting or banking.

Our Board believes that the directors nominated collectively have the experience and skills effectively to oversee the management of the Company, including a high level of personal and professional integrity, an ability to exercise sound business judgement on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, and a willingness to devote the necessary time to Board duties.

Compensation Committee Interlocks and Insider Participation

At the start of 2020, Messrs. William Link, Gregg Williams and Matthew Pfeffer served on the Compensation Committee. Mr. Pfeffer stepped down from the committee when he was named acting chief executive officer on March 27, 2020 and Mr. Aaron Mendelson was added to fill the vacancy. Mr. Link left the Board in May 2020.  None of these individuals has ever previously been an officer or employee of ours. In addition, none of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or the Compensation Committee.

Code of Conduct

We adopted a Code of Business Conduct and Ethics (“Code of Ethics”) applicable to our principal executive officer on March 27, 2020. In addition, the Code of Ethics applies to our employees, officers, directors, agents and representatives. The Code of Ethics requires, among other things, that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest. The Code of Ethics is available on our website at www.secondsight.com (under “Investors – Code of Business Conduct and Ethics”).

Risk Oversight

Enterprise risks are identified and prioritized by management and each prioritized risk is assigned to a Board committee or the full Board for oversight as follows:

Full Board — Risks and exposures associated with strategic, financial and execution risks and other current matters that may present material risk to our operations, plans, prospects or reputation.

Audit Committee — Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters.

Nominating and Governance Committee — Risks and exposures relating to corporate governance and management and director succession planning.

Compensation Committee — Risks and exposures associated with leadership assessment and compensation programs and arrangements, including incentive plans.

Board Leadership Structure

The Chairman of the Board presides at all meetings of the Board.

Review, Approval or Ratification of Transactions with Related Persons

The Nominating and Governance Committee reviews issues involving potential conflicts of interest, other than Related Party transactions, which are reviewed by the Audit Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file with the SEC reports about their ownership of common stock and other equity securities of the Company.  Such directors, officers and 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based solely on our review of the reports provided to us and on representations received from our directors and executive officers, we believe that all of our executive officers, directors and persons who beneficially own more than 10% of our common stock complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal year 2020.

PROPOSALS

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF
PROPOSALS 1, 2, 3 and 4 BELOW.

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees for Election

The Board currently has six members. Our Board has nominated our six incumbent directors for election at the Annual Meeting to terms expiring at the 2022 annual meeting of shareholders and until their successors are duly elected and qualified, subject to earlier resignation or removal. If any nominee is unable or declines to stand for election, which circumstance we do not anticipate, the Board may designate a substitute. In that event, shares represented by proxies may be voted for a substitute nominee.

Our Director Qualifications and Diversity guidelines contain the current Board membership criteria that apply to nominees recommended for a position on the Board. Under those criteria, members of the Board should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public service. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. In addition, the Nominating and Governance Committee takes into account a potential director’s ability to contribute to the diversity of background and experience represented on the Board, and it reviews its effectiveness in balancing these considerations when assessing the composition of the Board. Directors’ service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all of our shareholders. Although the Board uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees.

The Board believes that all the nominees named below are highly qualified and have the skills and experience required for effective service on the Board. The nominees’ individual biographies below contain information about their experience, qualifications and skills that led the Board to nominate them:

Nominee’s or Director’s Name	Year First Became Director	Position with the Company
Gregg Williams	2009	Independent Director, Non-Executive Chairman
Aaron Mendelsohn	1998	Independent Director
Jonathan Will McGuire	2015	Director
Matthew Pfeffer	2015	Independent Director
Dean Baker	2021	Independent Director
Alexandra Larson	2021	Director

Gregg Williams, 62, Chairman of the Audit Committee, Compensation Committee, Nominating and Governance Committee and of the Board of Directors

Mr. Williams has served as a member of our Board since June 2009 and was appointed Chairman of our board in March 2018. Mr. Williams is the Chairman, President, and Chief Executive Officer at Williams International (www.williams-int.com), a leading developer and manufacturer of gas turbine engines and one of the largest privately owned companies in the aviation industry, positions he has held since July 1999. Previously, Mr. Williams held several key managerial positions within Williams International including serving as its President and Chief Operating Officer, Vice President, Advanced Technology, Director, Program Management and Director, Engineering. In addition, Mr. Williams is Chairman and majority owner of Ramos Arizpe Manufacturing (www.ram-mx.com) a high volume automotive engine parts manufacturing company located in Mexico. Mr. Williams also is a member of the board of directors of Nanoprecision Medical, Inc. (www.nanoprecisionmedical.com), a drug delivery company working in nanotechnology. Mr. Williams received a Bachelor of Science in Mechanical Engineering from the University of Utah and holds numerous patents related to gas turbine engines, turbo machinery, rocket engines and control systems. He is a board member of General Aviation Manufacturers Association and former member of the Henry Ford Hospital

Board of Trustees. Our Board believes that Mr. William’s executive and managerial experience together with his leadership skills make him well qualified to continue serving as one of our directors.

Aaron Mendelsohn, 69, Director

Mr. Mendelsohn is a founder and has served as a director of Second Sight since inception. Mr. Mendelsohn served on the board of Advanced Bionics since shortly after its founding in 1993 until its sale in 2004 to Boston Scientific Corp. Mr. Mendelsohn was also a founder and director of Medical Research Group from its inception in 1998 until its sale in 2001 to Medtronic, Inc.  Mr. Mendelsohn previously served on the board of directors for the Alfred E. Mann Institute for Biomedical Engineering at the University of Southern California since its inception in 1998 until mid-2016. He is also a founder and director of Nanoprecision Medical, Inc., a drug delivery company working in nanotechnology, since its inception in 2011. Mr. Mendelsohn is a founder and serves as Chairman of the Maestro Foundation since it was organized in 1983. The Maestro Foundation is a leading non-profit musical philanthropic organization which hosts a premier chamber music series and lends professional-level instruments and bows to young, career-bound classical musicians. Mr. Mendelsohn received his B.A. from UCLA and J.D. from Loyola University School of Law Los Angeles. Our Board believes that Mr. Mendelsohn’s business experience, including his experience as a founder, board member and executive officer of medical device companies, combined with his financial experience, business acumen and judgment provide our Board with valuable managerial and operational expertise and leadership skills making him well qualified to continue serving as one of our directors.

Jonathan Will McGuire, 58, Director

Mr. McGuire serves as Chief Executive Officer and member of the board of directors of RA Medical Systems. Prior to that, Mr. McGuire served as our President and Chief Executive Officer from August 2015 to March 2020. Prior to that, Mr. McGuire served at Volcano Corporation, where he was President of Americas Commercial since 2014 and prior to that, Senior Vice President and General Manager of Coronary Imaging, Systems and Program Management since 2013. Volcano, a global leader in intravascular imaging for coronary and peripheral applications and physiology, was acquired by Royal Philips in February 2015. Prior to joining Volcano, Mr. McGuire served as Vice President and General Manager of Patient Monitoring at Covidien. He previously served as President and Chief Executive Officer of AtheroMed, Inc., a venture capital-backed peripheral atherectomy company, prior to which he was Chief Operating Officer at Spectranetics Corporation, a publicly-traded medical device company. In addition, Mr. McGuire held various positions at Guidant Corporation from 1998 to 2005 including General Manager of Guidant Latin America; Director of U.S. Marketing for Vascular Intervention (VI); Director of Global Marketing for VI; and, Production Manager for Coronary Stents. Prior to 1998, Mr. McGuire held positions in Finance and Production at IVAC Medical Systems. A graduate of the Georgia Institute of Technology, Mr. McGuire received his M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill.

Matthew Pfeffer, 64, Director and Chairman of Audit Committee

Mr. Pfeffer has served as a member of our Board since 2015.  Mr. Pfeffer served as acting chief executive officer of the company from March 27, 2020 to March 26, 2021.  Mr. Pfeffer served as a member of the board of directors of MannKind Corporation from January 2016 through October 2017, and served as a special adviser to the company from November 2017 through February 2019.  He served as Chief Executive Officer and Chief Financial Officer of MannKind from January 2016 through May 2017, and as Corporate Vice President and Chief Financial Officer of MannKind from April 2008 until January 2016. Previously, Mr. Pfeffer served as Chief Financial Officer and Senior Vice President of Finance and Administration of VaxGen, Inc. from March 2006 until April 2008, with responsibility for finance, tax, treasury, human resources, information technology, purchasing and facilities functions. Prior to VaxGen, Mr. Pfeffer served as Chief Financial Officer of Cell Genesys, Inc. During his nine-year tenure at Cell Genesys, Mr. Pfeffer served as Director of Finance before being named Chief Financial Officer in 1998. Prior to that, Mr. Pfeffer served in a variety of financial management positions at other companies, including roles as Corporate Controller, Manager of Internal Audit and Manager of Financial Reporting. Mr. Pfeffer began his career at Price Waterhouse. Mr. Pfeffer graduated from the University of California, Berkeley and is a Certified Public Accountant. Our Board believes that Mr. Pfeffer’s executive and managerial experience together with his leadership skills make him well qualified to continue serving as one of our directors.

Dean Baker, 78, Director

Dr. Baker serves on the Board of Directors of Nano Precision Medical since 2013 and on the Board of Directors of Transonic Imaging since 2018. Mr. Baker served on the Board of Directors of Advanced Bionics prior to its sale to Boston Scientific. In addition, he was the founding director of the Alfred E. Mann Institute for Biomedical Engineering at USC, and served for nine years on the Board of Directors (including serving on compensation, audit, and governance committees) for Semtech, a publicly traded semiconductor company. He currently serves on the Board of Directors for Transonic Imaging, a medical imaging startup. Dr. Baker was also a vice president of Northrop Grumman for 16 years including overseeing a division with $1 billion in annual sales.

Alexandra Larson, 41, Director

Ms. Larson serves as Vice President and General Counsel of Williams International, a privately-held designer and manufacturer in the aerospace and defense industry, since January 2019. Prior to Williams International, from 2013 to January 2019, Ms. Larson was Legal Director and Associate General Counsel at Amcor. Ms. Larson also served as Corporate Counsel at Compuware Corporation, and Associate in the mergers & acquisitions practice of the global law firm Baker and McKenzie, in its New York office. Ms. Larson held positions with the New York Stock Exchange and the United States Department of Justice, Antitrust Division. Ms. Larson is a graduate of the University of Michigan Law School (Ann Arbor), Hamilton College in Clinton, New York, and the University of Tennessee, Knoxville Haslam College of Business's Aerospace & Defense MBA Program.

Vote Required

Each director nominee who receives more “FOR” votes than “AGAINST” votes representing shares of our common stock present in person or represented by proxy and entitled to be voted at the Annual Meeting will be elected.

All of the nominees have indicated to us that they will be available to serve as directors. In the event that any nominee should become unavailable, the proxy holders, Scott Dunbar or Edward Sedo, will vote for a nominee or nominees designated by the Board.

There are no family relationships among our executive officers and directors.

If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted by Scott Dunbar or Edward Sedo, as proxy holders. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

You may cumulate your votes in favor of one or more of the director nominees. If you wish to cumulate your votes, you will need to indicate explicitly your intent to cumulate your votes among the five persons who will be voted upon at the Annual Meeting. See “Questions and Answers—Voting Information—Is cumulative voting permitted for the election of directors?” for further information about how to cumulate your votes. Scott Dunbar or Edward Sedo as proxy holders, reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that a shareholder’s votes will not be cast for a nominee as to whom such shareholder instructs that such votes be cast “AGAINST” or “ABSTAIN.”

Our Board recommends a vote “FOR” each of the nominees.

Director Compensation for 2020

During 2020 our non-employee directors were compensated with an annual retainer of $35,000. These non-employee directors were paid their annual base compensation retainers for serving on the board and committees in cash on the first business day of every quarter. Our non-employee director who serves as Audit Committee chair also receives $18,000 per year for his service as committee chair and non-chair committee members receive $8,000 per year. The retainer for the Compensation Committee chairman is $12,000 per year and the retainer for each other Compensation Committee member is $6,000 per year. The retainer for the Nominating and Governance Committee chairman is $10,000 per year and each other Nominating Committee member is $5,000 per year. Additionally, our non-employee directors were paid an equity compensation retainer in 2019, but not in 2020, in the form of stock options that equal

$25,000 divided by the Black-Scholes value of the stock on the date of their issuance. The stock options (i) have a 10 year term, (ii) fully vest on the earlier of one year anniversary of grant or the date of next shareholder meeting, no partial vesting is allowed and (iv) upon ceasing to be a board member, the options may be exercised (x) for 30 days in the event of resignation, (y) 60 days in the event of termination, and (z) 90 days in the event of death. One of our non-employee directors elected, on the date of our annual shareholder meeting, to receive his base compensation retainers in the form of stock options on the same terms as the aforementioned equity compensation retainer.

The table below sets forth information concerning compensation for services rendered by our non-employee directors the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Gregg Williams	$—	$—	$—	$—	$—	$—	$
William J. Link[1]	43,336			—	—	—		43,336
Aaron Mendelsohn	43.008	—	—	—	—	—		43,008
Matthew Pfeffer[2]	44,053	—	—	—	—	—		44,053
Jonathan Will McGuire[3]	26,629	—	—	—	—	—		26,629

1.	Mr. Link resigned as a member of the Board effective May 31, 2021.
2.	Mr. Pfeffer also served as our Acting Chief Executive Officer from March 27, 2020 until March 26, 2021 and has remained an incumbent director throughout this period.
3.	Mr. McGuire resigned as our chief executive officer effective March 26, 2020 and has continued as an incumbent director of the Company.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the "Audit Committee") has furnished this report concerning the independent audit of the Company's consolidated financial statements. Each member of the Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and rulemaking of the Securities and Exchange Commission (the "SEC") and the NASDAQ Stock Market regulations. A copy of the Audit Committee Charter is available on the Company's website at http://www.secondsight.com.

The Audit Committee's responsibilities include assisting the Board of Directors regarding the oversight of the integrity of the Company's consolidated financial statements, the Company's compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, and the performance of the independent registered public accounting firm.

In fulfilling its responsibilities, the Audit Committee of the Board has:

•

reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2020 with management and with the Company’s independent registered public accounting firm, Gumbiner Savett Inc.;

•

discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 1301,“Communications with Audit Committees”, as adopted by the Public Company Accounting Oversight Board (“PCAOB”); and

•

received and reviewed the written disclosures and letter from the independent auditors required by the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with Gumbiner Savett Inc. matters relating to its independence from the Company and its management.

In addition the Audit Committee has regularly met separately with management and with Gumbiner Savett Inc.

Based upon the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Audit Committee of the Board
Gregg Williams
Aaron Mendelsohn

Dean Baker

PROPOSAL 2 — RATIFy ON ADVISORY BASIS the APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has reappointed Gumbiner Savett Inc. as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2021. Gumbiner Savett Inc. has served as our independent registered public accounting firm since 2014.

Shareholder ratification of the selection of Gumbiner Savett Inc. as our independent registered public accounting firm is on an advisory basis, and is not required by our Bylaws or otherwise. The Board seeks such ratification as a matter of good corporate practice. Should the shareholders fail to ratify the selection of Gumbiner Savett Inc. as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2021. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Principal accounting fees and services

The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2020 and 2019 by Gumbiner Savett Inc.:

	December 31,
	2020	2019
Audit Fees(1)	$117,500	$117,500
Audit Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	21,655	27,343
Total Fees	$139,155	$144,843

1.

“Audit Fees” are the aggregate fees of Gumbiner Savett Inc. attributable to professional services rendered to us for the audit of our annual consolidated financial statements and review of quarterly financial information.

2.

“Audit-Related Fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported above under “Audit Fees.” Gumbiner Savett Inc. has not billed us for any Audit-Related Fees for each of the last two fiscal years.

3.	“Tax Fees” consist of fees billed for services rendered for tax compliance, tax advice, and tax planning. Gumbiner Savett Inc. does not render these services to the Company.

4.

“All Other Fees” consist of fees billed for services other than the services reported in Audit Fees, Audit-Related Fees, and Tax Fees. In 2020 Gumbiner Savett Inc. provided services to us in connection with our March 2020 Form S-8 registration statement and our May 2020 public offering of common stock.

Pre-Approval Policies and Procedures

The Audit Committee reviews and pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services and tax services, as well as specifically designated non-audit services which, in the opinion of the Audit Committee, will not impair the independence of the independent registered public accounting firm.  Pre-approval generally is provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget.  The independent registered public accounting firm and the Company’s management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including the fees for the services performed to date.  In addition, the Audit Committee also may pre-approve particular services on a case-by-case basis, as necessary or appropriate.

Gumbiner Savett Inc. Representatives at Annual Meeting

We expect that representatives of Gumbiner Savett Inc. will not be present at the Annual Meeting.

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast on this matter is required for the ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm. Abstentions and broker non-votes, if any, will not be counted as votes cast.

The Board recommends that shareholders vote “FOR” ratification of the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2021 as described in this Proposal 2.

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

Under Section 14A of the Exchange Act, the Company’s shareholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules, commonly referred to as a “say-on-pay vote.”

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers disclosed in the “Executive Officers and Compensation” section of this Proxy Statement. The Company believes that its compensation policies and decisions are aligned with our stockholders’ interests, and that the compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, our Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on our Board, the Compensation Committee, or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting. Subject to the stockholders’ indication, on an advisory basis, that the stockholder advisory vote on executive compensation be conducted every year (see, Proposal No. 4), and unless the Board decides otherwise with respect to the frequency of soliciting say-on-pay votes, we expect that the next say-on-pay vote will be at the 2022 Annual Meeting of Stockholders.

The Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of the company’s named executive officers as disclosed in this Proposal 3.

PROPOSAL NO. 4 - ADVISORY VOTE ON THE FREQUENCY OF

STOCKHOLDER ADVISORY VOTES ON COMPENSATION

Introduction

Under Section 14A of the Exchange Act, the Company’s stockholders are entitled, at least once every six years, to indicate their preference regarding how frequently the Company should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement. Accordingly, we are asking our stockholders to indicate whether they would prefer an advisory vote every one year, two years, or three years. Alternatively, stockholders may abstain from casting a vote.

After considering the benefits and consequences of each alternative, the Board recommends that the advisory vote on the compensation of our named executive officers be submitted to our stockholders every “One Year.”

The Board currently believes that an annual advisory vote on the compensation of our named executive officers is the most appropriate policy for us at this time. While our executive compensation program is designed to promote the creation of stockholder value over the long term, the Board recognizes that executive compensation disclosures are made annually, and holding an annual advisory vote on the compensation of our named executive officers provides us with more direct and immediate feedback on our executive compensation program and disclosures. However, stockholders should note that because the advisory vote occurs well after the beginning of the compensation year, and because certain elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in some cases it may not be appropriate or feasible to change our compensation plans and arrangements for our executive officers in consideration of any single year’s advisory vote by the time of the following year’s Annual Meeting of Stockholders.

Accordingly, the Board is asking our stockholders to indicate their preferred voting frequency by voting for every (i) one year, (ii) two years, or (iii) three years or (iv) abstaining from voting on this proposal. While the Board believes that its recommendation is appropriate at this time, our stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of our compensation practices for our named executive officers should be held every one year, two years, or three years. The option among those choices that receives the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be deemed to be the frequency preferred by our stockholders.

The Board and the Compensation Committee value the opinions of our stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, the Board will consider our stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and therefore not binding on the Board or the Company, the Board may decide that it is in the best interests of our stockholders that we hold an advisory vote on the compensation of our named executive officers more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.

The Board recommends a vote “FOR” that the advisory vote on the compensation of our named executive officers to be submitted to our stockholders every “One Year,” as disclosed in this Proposal 4.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Discussion

Overview

The Compensation Committee of the Board of Directors administers our executive compensation and benefit programs. The Compensation Committee is comprised exclusively of independent directors and oversees all compensation and benefit programs and actions that affect our executive officers.

Compensation Process and Role of Management

The Compensation Committee is responsible for determining and approving all compensation for our executive officers. Pursuant to its charter, the Compensation Committee recommends to the full Board the salary, annual incentive compensation or bonus, long-term incentive compensation in the form of stock options or restricted stock units, and all other employment, severance and change-in-control agreements applicable to executive officers. Our Chief Executive Officer assists the Compensation Committee in its deliberations with respect to the compensation payable to our other executive officers, and typically recommends specific compensation packages for our executive officers based upon his assessment and evaluation of their performance.

Following the end of each fiscal year, our Chief Executive Officer evaluates executive officer performance for the prior fiscal year, other than his own performance, and discusses the results of such evaluations with the Compensation Committee. The Chief Executive Officer assesses each executive officer’s performance for the prior fiscal year based upon subjective factors concerning such officer’s individual business goals and objectives, and the contributions made by the executive officer to our overall results. The Chief Executive Officer then makes specific recommendations to the Compensation Committee for adjustments to base salary and the grant of a target bonus and/or equity award, if appropriate, as part of the compensation packages for each executive officer, other than himself, for the next fiscal year.

The Compensation Committee reviews the performance of the Chief Executive Officer and determines all compensation for the Chief Executive Officer.

Executive Officers

Scott Dunbar

Mr. Dunbar, 64, has served Second Sight for 19 years as Patent Counsel, Senior Patent Counsel, and Senior Patent Counsel and Compliance Officer.  He was named Acting CEO by the Board March 26, 2021.  Prior to Second Sight, in 2000 he was Of Counsel at Katten Muchin and Zavis (now Katten Muchin and Rosenman), during 1999 he was Of Counsel at Fitch Even Tabin and Flannery, from 1997 to 1999 he was Patent Counsel at Packard Bell, and from 1987 to 1997 Patent Counsel at Zenith Data Systems.  Mr. Dunbar received a Juris Doctor from the John Marshall Law School, a Master of Science in Computer Science from Illinois Institute of Technology and a BA in Music from DePauw University.

Edward Sedo

Edward Sedo, 65, has served as our Acting Chief Accounting Officer since September 2020. Prior to that Mr. Sedo served as our Manager of Financial Reporting since February 2015. Prior to that Mr. Sedo served as Assistant Controller at Calavo Growers a publicly-traded produce company from March 2008 to November 2014. Mr. Sedo served as the VP, Financial Reporting at Countrywide a publicly-traded mortgage company, from December 2004 to March 2008. Mr. Sedo is a Certified Public Accountant and holds a BBA in accounting from the University of Michigan-Dearborn.

Edward Randolph

Mr. Randolph, 63, has served as Vice President, Operations since September 14, 2020 and served as our Vice President of Manufacturing since 2007. From 2003 to 2007, Mr. Randolph was Director of Manufacturing Engineering at Boston Scientific Corp., a worldwide manufacturer of medical devices and products. From 2001 to 2003, Mr. Randolph was a Director of Manufacturing Engineering at Cygnus, Inc., manufacturer of non-invasive transdermal drug delivery systems. Mr. Randolph received his Master of Science in Engineering from Stanford University and his Bachelor of Science in Architecture from Massachusetts Institute of Technology.

Jessy Dorn, Ph.D.

Dr. Dorn, 45, joined Second Sight in November 2006, As Vice President of Clinical and Scientific Affairs, she leads the effort to understand and improve the artificial vision created by the Orion and Argus II Systems. Her work encompasses clinical research strategy, principles of neurostimulation, low vision outcome measures, and human visual psychophysics. Prior to joining Second Sight she worked as an Assistant Curator at the California Science Center and as a freelance science writer. She received her Ph.D. in Neuroscience from UCLA, studying primate visual cortex, and her BA in Biology from the University of Chicago.

Former Officers

John T. Blake

Mr. Blake served as our Chief Financial Officer from March 2018 until August 2020. Prior to that Mr. Blake served as Senior Vice President, Finance from February 2017 to March 2018, Vice President, Finance from October 2015 to February 2017 and Senior Director Finance and Controller from March 2015 to October 2015 at aTyr Pharma, a publicly-traded biotechnology company. Mr. Blake served as the Director, Financial Planning and Analysis of Volcano Corporation, a publicly-traded medical device company, from March 2010 to March 2015 and as the SEC Reporting Manager from November 2008 to March 2010. Mr. Blake is a Certified Public Accountant and holds a Master of Business Administration from the Marshall School of Business at the University of Southern California. In addition, Mr. Blake has completed leadership executive education at Harvard Business School and the Strategic Financial Leadership Program at Stanford Graduate School of Business.

Patrick Ryan

Mr. Ryan served as our Chief Operating Officer from August 2018 until April 2020. Prior to that Mr. Ryan served as Chief Operations Officer at Synaptive Medical from January 2016 to March 2018, Chief Operating Officer at Lucerno Dynamics from July 2015 to December 2015 and Insulet Corporation from January 2014 to July 2015. He also served as Chief Operating Officer and President, International, at Alphatec Spine from May 2011 to January 2014. Earlier in Mr. Ryan’s career, he held multiple leadership positions at Guidant and Abbott Vascular, including Divisional Vice President of Worldwide Operations at Abbott Vascular as well as Vice President & Managing Director for Guidant’s manufacturing facility in Ireland. Following his graduation from the United States Naval Academy with a Bachelor of Science degree in Economics, Mr. Ryan served as an officer in the U.S. Navy. He then received a Master of Science degree in Petroleum Management from the University of Kansas.

Summary Compensation Table for 2020

The following table provides information regarding the compensation of our named executive officers, or “NEOs” during 2020.

The amounts represented in the “Option Awards” column reflect the aggregate grant date fair value of stock awards and option awards granted, calculated in accordance with ASC Topic 718, disregarding the estimate for forfeitures. The assumptions we used for calculating the grant date fair values are set forth in Note 9 of Notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and does not necessarily equate to the income that will ultimately be realized by the NEOs for such awards.

		Salary	Bonus	Option Awards	Other	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)
		(1)	(2)	(3)	(4)
Scott Dunbar, Acting CEO	2020	255,299	—	16,706	—	272,005

Edward Sedo Acting CAO	2020	151,079	—	5,063	—	156,042

Edward Randolph, Vice President Operations	2020	167,496	—	—	—	167,496

Jessy Dorn, Vice President of Clinical and Scientific Affairs	2020	233,988	—	36,041	—	270,029

1.	Includes vacation amounts in 2020 of $23,010 for Mr. Dunbar, $14,905 for Mr. Sedo, $7,965 for Mr. Randolph and $16,949 for Dr. Dorn.

2.	Represents the amounts earned and payable as cash bonuses for the indicated year.

3.

Represents the aggregate grant date fair value of stock option awards granted during the years prorated for respective start dates as measured pursuant to ASC Topic 718 as stock-based compensation in our consolidated financial statements. This calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions we used in valuing equity awards are described in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K, for the fiscal year ended December 31, 2020.

4.	Includes contributions to the officer’s retirement plan, and payments for supplemental life and health insurance plans.

.

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR-END

The following table sets forth certain information concerning outstanding unexercised, unvested, and/or unearned equity awards that were held as of December 31, 2020 by our named executive officers. Unless otherwise noted, all awards expire 10 years after the grant date.

	OPTION AWARDS
		Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option
Name	Option Grant Date				Exercise Price ($)
Jessy Dorn	04/01/2014	656	—		40.00
	03/25/2015	468	—		104.72
	05/15/2015	2,500	—		99.68
	01/14/2016	1,875	—		33.44
	01/21/2016	1,151	—		32.80
	01/18/2017	2,344	156	(1)	13.84
	01/02/2018	1,719	781	(2)	16.08
	01/23/2019	1,965	1.135	(2)	6.52
	06/04/2019	3,516	5,589	(2)	5.67
	02/12/2020	1,854	7,045	(2)	5.98

Scott Dunbar	03/01/2011	831	—		40.00
	03/01/2012	775	—		40.00
	04/01/2014	937	—		40.00
	09/26/2014	5,305	—		72.00
	03/25/2015	625	—		104.72
	01/21/2016	1,151	—		32.80
	01/18/2017	2,344	156	(1)	13.84
	01/02/2018	1,719	781	(2)	16.08
	01/23/2019	1,965	1.135	(2)	6.52
	02/12/2020	859	3,266	(2)	5.98

Edward Sedo	09/03/2015	1,250	—		72.08
	01/21/2016	156	—		32.80
	01/18/2017	586	39	(1)	13.84
	01/02/2018	322	146	(2)	16.08
	01/23/2019	590	660	(2)	6.52
	02/12/2020	260	990	(2)	5.98

(1)	Vests over a four year term, with 25% vesting on the one year anniversary date of the grant with the remaining options vesting quarterly over three years thereafter, subject to continuous employment.

(2)	Vests over a four year term, with equal amounts vesting monthly over 4 years thereafter, subject to continuous employment.

Equity Compensation Plan Information

We currently maintain equity compensation plans that provide for the issuance of our Common Stock to our officers, employees, and certain consultants upon the exercise or vesting of stock options and upon the vesting of restricted stock units. These plans are our:

•	The 2003 Equity Incentive Plan, as restated in June 2011 (the “2003 Plan”).

•	The 2011 Equity Incentive Plan (the “2011 Plan”).

•	2015 Employee Stock Purchase Plan (the “2015 ESPP”).

•	Equity Incentive Plan – Restricted Stock Units (the “RSU Plan”).

The 2003 Plan and the 2011 Plan have been approved by our shareholders.  The RSU Plan was adopted by our Board on December 1, 2015, in connection with 190,000 inducement restricted stock units granted to Will McGuire, our former President and Chief Executive Officer, upon joining the Company.

The following table summarizes information about outstanding stock options, restricted stock units, and shares reserved for future issuance as of December 31, 2020 under the Company’s equity incentive plans described above:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted–average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2011 Plan (1)	196,389	$15.48	1,063,396
2015 ESPP (2)	—	—	77,031
		$—

		$—
Total	196,389	$15.48	1,140,427

(1)	All such shares are issuable upon the exercise of outstanding stock options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information known to us about beneficial ownership of our common stock by:

•	each of our directors;

•	each of our current named executive officers as well as any additional individuals identified as named executive officers in the section of this report titled “Executive Compensation”;

•	all of our directors and executive officers as a group; and

•	each person known by us to beneficially own 5% or more of our common stock.

The column entitled “Percentage Beneficially Owned” is based on a total of 27,908,299 shares of our common stock outstanding as of March 31, 2021. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of March 31, 2021 through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options and warrants that are exercisable within 60 days of March 31, 2021 are considered to be outstanding. and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

	Number of Shares	Percentage
Name and address of Beneficial Owners(1)	Beneficially Owned	Beneficially Owned
Gregg Williams (2)	15,946,341	47.0%
Aaron Mendelsohn (3)	27,055	*	%
Matthew Pfeffer (4)	25,813	*	%
Jonathan Will McGuire (5)	22,186	*	%
Jessy Dorn (6)	20,043	*	%
Scott Dunbar (7)	19,861	*	%
Edward Sedo (8)	3,418	*	%
Edward Randolph (9)	2	*	%
All current directors and executive officers as a group (8) persons) (10)	16,064,786	47.2%

*	Represents beneficial ownership of less than one percent.

1.	Unless otherwise noted below, the address of each beneficial owner is c/o Second Sight Medical Products Inc., 13170 Telfair Avenue, Sylmar, California 91342.

2.

Shares beneficially owned by Mr. Williams include (i) 3,513,556 shares of common stock and warrants to purchase 1,713,599 shares of common stock owned by GW Trust, (ii) 3,638,566 shares of common stock and warrants to purchase 3,453,036 shares of common stock owned by Williams International Co. LLC (iii) 544,760 shares of common stock owned by Sam Williams Family Investments LLC and (iv) 2,193,928 shares of common stock and warrants to purchase 863,260 shares of common stock owned by GST.  Includes 25,636 shares of common stock issuable to Mr. Williams upon exercise of options. Greg Williams has voting and dispositive power over all of these shares.

3.	Includes 16,724 shares owned by Mr. Mendelsohn and 10,331 shares of common stock issuable to Mr. Mendelsohn upon exercise of options.
4.	Includes 14,785 shares owned by Mr. Pfeffer and 697 shares and 10,331 shares of common stock issuable to Mr. Pfeffer upon exercise of warrants and exercise of options, respectively.

5.	Includes 20,469 shares owned by Mr. McGuire and 1,717 shares of common stock issuable to Mr. McGuire upon exercise of warrants.

6.	Includes 182 shares held by Dr. Dorn and 19,861 shares common stock issuable to Dr. Dorn upon exercise of warrants.

7.	Includes 2,383 shares owned by Mr. Dunbar and 935 shares and 16,610 shares of common stock issuable to Mr. Dunbar upon exercise of warrants and exercise of options, respectively.

8.	Include 3,418 shares of common stock issuable to Mr. Sedo upon exercise of warrants.

9.	Includes 2 shares held by Mr. Randolph.

10.	Includes all of the shares described in notes 2 through 9 above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Party Transactions

Our Audit Committee is responsible for reviewing any related party transactions of the Company, which we define as transactions between us and our executive officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our common stock and any member of the immediate family of any of the foregoing persons where the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year.  In approving or rejecting any such proposal, our Audit Committee considers the facts and circumstances available and deemed relevant by our Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Related Party Transactions

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements discussed above in the sections titled “Board of Directors and Corporate Governance – Director Compensation” and “Executive Compensation,” we describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Private Placements

On March 23, 2021, we entered into a securities purchase agreement for a private placement with several investors, wherein a total of 4,650,000 shares of the Company’s common stock, no par value per share (the “Common Stock”), were issued at a purchase price of $6.00 per share (the “Private Placement”).  Gross proceeds from the Private Placement, which closed on March 26, 2021, were $27,900,000 before placement agent fees, legal fees, and other offering expenses. See our Form 8-K filed with the SEC on March 26, 2021.

Other Transactions

We have granted stock options to our named executive officers and certain of our directors.  See the sections titled “Board of Directors and Corporate Governance – Director Compensation” and “Executive Compensation,” for a description of these stock options.

STOCKHOLDER PROPOSALS

For any stockholder proposal, to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2021 annual meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. To be timely submitted for our 2022 annual meeting but not included in the Company’s proxy statement, any such proposal must be delivered in writing to our Corporate Secretary at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to May 28, 2022 (the one year anniversary of the preceding year’s annual meeting.)Our Board will review any proposals from eligible stockholders that it timely receives and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after that date shall be considered untimely and shall not be made a part of our proxy materials.

A stockholder who wishes to make a proposal at the next annual meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials. If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next annual meeting will have discretionary authority to vote on the proposal.

STOCKHOLDER MATTERS

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, or if no recommendation is given, in their own discretion.

Our consolidated financial statements for the fiscal year ended December 31, 2020 are included in our Annual Report on Form 10-K. Our Annual Report and this Proxy Statement are posted on our website at www.secondsight.com and are available from the SEC at its website at www.sec.gov.  You may also obtain a copy of our Annual Report without charge by sending a written request to Investor Relations, Second Sight Medical Products, Inc., 13170 Telfair Avenue, Suite 400, Sylmar, California 91342. The Annual Report includes the financial statements and management’s discussion and analysis of financial condition and results of operations. The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this proxy statement, we will send a copy to you if you address your written request to, or call, Second Sight Medical Products, Inc, 13170 Telfair Avenue, Sylmar, California 91342, telephone number (818) 833-5000.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold.  You are, therefore, requested to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Los Angeles, California

April 30, 2021

Copies of the documents referred to above that appear on our website are also available upon request by any shareholder addressed to our Corporate Secretary, Second Sight Medical Products, Inc., 13170 Telfair Avenue, Sylmar, California 91342.

VOTE ON INTERNET Go to http://www.proxypush.com/EYES and log-on using the below control number.

CONTROL #

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999	VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting to be held on May 28, 2021 at 10:00 a.m.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Common Stock

▼   DETACH PROXY CARD HERE TO VOTE BY MAIL   ▼

(1) Election of Directors:
☐	FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW:

1a Gregg Williams 1b Aaron Mendelsohn 1c Will McGuire
1d Matthew Pfeffer 1e Dean Baker 1d Alexandra Larson

Second Sight Medical Products, Inc. proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the nominees in their sole discretion. If you wish to cumulate your votes, please mark here and write in your instructions on the reverse side.   ☐

(2)	To ratify on an advisory basis the appointment of Gumbiner Savett Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

(3)	To approve on advisory basis, the compensation of named executive officers as disclosed in the proxy statement
☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

(4)	To indicate on advisory basis the preferred frequency of shareholders votes on the compensation of named executive officers
☐ 1 Year ☐ 2 Years ☐ Three Years ☐ ABSTAIN

Date	Signature	Signature, if held jointly

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address.	☐

SECOND SIGHT MEDICAL PRODUCTS, INC.

ANNUAL GENERAL MEETING

May 28, 2021, 2021

SECOND SIGHT MEDICAL PRODUCTS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Scott Dunbar, and Edward Sedo, or either of them, with full power of substitution to each of them, as proxies to represent and vote all shares of common stock of Second Sight Medical Products, Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on May 28, 2021, at 10:00 a.m. exclusively online via the Internet at a virtual web conference at www.proxydocs.com/EYES and at any adjournments or postponements thereof. In order to attend the meeting you must register at www.proxydocs.com/EYES. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed.  If no direction is made, the proxy shall be voted FOR Items 1, 2, 3 and 4 in accordance with the Board’s recommendations and, in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

(Continued and to be signed on Reverse Side)